                                                                    EXHIBIT 10.2

                              AGL RESOURCES INC.

                             OFFICER INCENTIVE PLAN



                                AGL RESOURCES INC.
                            OFFICER INCENTIVE PLAN


                                   Section 1

                                PLAN INFORMATION

     1.1  Purpose.  AGL Resources Inc. (the "Company") has established the AGL
          -------
Resources Inc. Officer Incentive Plan (the "OIP") to further the growth and development of the Company. The OIP provides the Company and its Related Companies a plan under which to offer a proprietary interest in the Company's Common Stock as a material inducement to certain officer level individuals to enter employment with the Company and its Related Companies.

     1.2  Awards Available Under the OIP.  The OIP permits Awards of
          ------------------------------
Nonqualified Stock Options ("NQSOs") and Restricted Stock . NQSOs are options that do not qualify as incentive stock options under Code (S)422 and are subject to taxation under Code (S)83. Awards of Restricted Stock are also subject to taxation under Code (S)83.

     1.3  Effective Date and Term of the OIP.   The Board of Directors of the
          ----------------------------------
Company adopted the OIP on March 20, 2001. The OIP is effective as of April 1, 2001 (the "Effective Date"). Unless terminated by the Company, the OIP will remain in effect until the tenth anniversary of the date the Board adopted the
OIP.   If the OIP is terminated earlier, then it will remain in effect as long as any Awards are outstanding.

     1.4  Shareholder Approval and Code Section 162(m).  The OIP is intended as
          --------------------------------------------
a plan under which grants and awards may be made to persons not previously employed by the Company and its Related Companies as an inducement essential to such persons entering into employment with the Company and/or its Related Companies. As such, the Company is not required to obtain shareholder approval
of the OIP under the rules of the New York Stock Exchange.   If the Company does
not obtain shareholder approval of the OIP, any grant or award made under the OIP will not be eligible for the performance-based exemptions under Code Section 162(m)(4)(C).

     1.5  Operation, Administration and Definitions.  The operation and
          -----------------------------------------
administration of the OIP is subject to the provisions of this plan document. Capitalized terms used in the OIP are defined in Section 2 below or may be defined within the OIP.

                                   Section 2

                                PLAN DEFINITIONS

     For purposes of the OIP, the terms listed below are defined as follows:

     2.1  "1933 Act" means the Securities Act of 1933, as amended.
           --------

     2.2  "1934 Act" means the Securities Exchange Act of 1934, as amended.
           --------

     2.3  "Agreement" means a Restricted Stock Agreement or Stock Option
           ---------
Agreement, as applicable, the terms and conditions of which have been established by the Committee.

     2.4  "Award" means any award or benefit granted to any Participant under
           -----
the OIP, including, without limitation, the grant of Stock Options and the award of Restricted Stock.

     2.5  "Board" means the Board of Directors of the Company.
           -----

     2.6  "Change of Control" means that:
           -----------------

          (a) any "person" as defined in Section 3(a)(9) of the 1934 Act, and as used in Section 13(d) and 14(d) thereof, including a "group" as defined in
     Section 13(d) of the 1934 Act but excluding the Company and any subsidiary and any employee benefit plan sponsored or maintained by the Company or any subsidiary (including any trustee of such plan acting as trustee), directly or indirectly, becomes the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act), of securities of the Company representing 10% or more of the combined voting power of the Company's then outstanding securities (unless the event causing the 10% threshold to be crossed is an acquisition of securities directly from the Company); or

          (b) the shareholders of the Company approve any merger or other business combination of the Company, sale of 50% or more of the Company's assets or combination of the foregoing transactions (the "Transactions") other than a Transaction immediately following which the shareholders of the Company and any trustee or fiduciary of any Company employee benefit plan immediately prior to the Transaction owns at least 80% of the voting power, directly or indirectly, of (i) the surviving corporation in any such merger or other business combination; (ii) the purchaser of the Company's assets; (iii) both the surviving corporation and the purchaser in the event of any combination of Transactions; or (iv) the parent company owning 100% of such surviving corporation, purchaser or both the surviving corporation and the purchaser, as the case may be; or

          (c) within any twenty-four month period, the persons who were directors immediately before the beginning of such period (the "Incumbent Directors") cease (for any reason other than death) to constitute at least a majority of the Board or the board of directors of a successor to the Company. For this purpose, any director who was not a director at the beginning of such period will be deemed to be an Incumbent Director if such director was elected to the Board by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors (so long as such director was not nominated by a person who has entered into an agreement to effect a Change of Control or expressed an intent to cause such a Change of Control).

     2.7  "Code" means the Internal Revenue Code of 1986, as amended.  A
           ----
reference to any provision of the Code includes reference to any successor provision of the Code.

     2.8  "Common Stock" means the common stock, $5.00 par value per share, of
           ------------
the Company.

     2.9  "Company" means AGL Resources Inc.
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     2.10 "Effective Date" means April 1, 2001.
           --------------

     2.11 "Eligible Employee" means any individual hired at an officer level of
           -----------------
the Company or a Related Company whose offer of employment included a promise of a grant or award of stock options or restricted stock as a signing incentive and who is actively employed at the time Awards are made.

     2.12 "Exercise Price" means the purchase price of the shares of Common
           --------------
Stock underlying a Stock Option.

     2.13 "Fair Market Value" means, as of any date of determination, the most
           -----------------
recent closing price per share of the Common Stock as published in the Eastern Edition of The Wall Street Journal report on the New York Stock Exchange Composite Transactions (or other established exchange on which the Common Stock is listed).

     2.14 "OIP" means this AGL Resources Inc. Officer Incentive Plan.
           ---

     2.15 "Nonqualified Stock Option" or "NQSO" means an option which is not an
           -------------------------      ----
incentive stock option within the meaning of Code (S)422(b).

     2.16 "Optionee" means an Eligible Employee who is granted a Stock Option.
           --------

     2.17 "Participant" means an Optionee or a Recipient.
           -----------

     2.18 "Pricing Date" means the date on which a Stock Option is granted.
           ------------
However, the Committee may specify as the Pricing Date in the Option Agreement of an NQSO the date on which the Optionee is hired or promoted (or some similar event).

     2.19 "Recipient" means an Eligible Employee who is awarded Restricted
           ---------
Stock.

     2.20 "Related Company" means any member within the Company's controlled
           ---------------
group of corporations, as that term is defined in Code (S)1563(a).

     2.21 "Reload Option" means a Stock Option granted to an Optionee who
           -------------
exercises a previously-held Stock Option by tendering Common Stock for part or all of the Exercise Price, pursuant to the provisions of Section 6.7 of the OIP.

     2.22 "Reporting Person" means an Eligible Employee who is subject to the
           ----------------
reporting requirements of Section 16 of the 1934 Act.

     2.23 "Restricted Stock" means an Award of Common Stock subject to such
           ----------------
conditions, restrictions and contingencies as the Committee determines.

     2.24 "Restricted Stock Agreement" means a written agreement signed and
           --------------------------
dated by the Committee and a Recipient that specifies the terms and conditions of an Award of Restricted Stock.

     2.25 "Stock Option" means an NQSO or Reload Option, as applicable, granted
           ------------
to an Eligible Employee under the OIP.

     2.26 "Stock Option Agreement" means a written agreement signed and dated by
           ----------------------
the Committee and an Optionee that specifies the terms and conditions of an Award of a Stock Option or Reload Option.


                                   Section 3

                              PLAN ADMINISTRATION

     3.1  Administration.  The Nominating and Compensation Committee of the
          --------------
Board of Directors of the Company (the "Committee") will control and manage the operation and administration of the OIP.

          (a) The Committee may make one or more Awards under the OIP to an
     Eligible Employee, who will become a Participant in the OIP.   In addition,
     the Committee may make one or more Awards to an individual who has accepted an offer of employment from the Company or one of its Related Companies but who has not yet become an Eligible Employee; provided, that the Committee will subject such Award(s) to appropriate restrictions in the event that such individual does not become an Eligible Employee. The Committee will decide to whom and when to grant an Award, the type of Award that it will grant and the number of shares of Common Stock covered by the Award. The Committee also will decide the terms, conditions, performance criteria, restrictions and other provisions of the Award. The Committee may grant a single Award or an Award in combination with another Award(s) to a Participant. In making Award decisions, the Committee may take into account the nature of services to be rendered by the Eligible Employee, the Eligible Employee's potential contribution to the Company's success and such other factors as the Committee, in its sole discretion, deems relevant.

          (b) In accordance with Section 5 of the OIP, the Committee will decide whether and to what extent Awards under the OIP will be structured to conform with Code (S)162(m) requirements applicable to performance-based compensation. The Committee may take any action, establish any procedures and impose any restrictions that it finds necessary or appropriate to conform with Code (S)162(m). If every member of the Committee does not meet the definition of "outside director" as defined in Code (S)162(m), the Committee will form a subcommittee of those members who do meet that definition, and that subcommittee will have all authority and discretion to act as the Committee to make Awards that conform with Code (S)162(m).

          (c) The Committee will interpret the OIP, establish and rescind any rules and regulations relating to the OIP, decide the terms and provisions of any Agreements made under the OIP, and determine how to administer the OIP. The Committee also will decide administrative methods for the exercise of Stock Options. Each Committee decision will be final, conclusive and binding on all parties.

          (d) The Committee will act by a majority of its then members at a meeting of the Committee or by unanimous written consent. The Committee will keep adequate records concerning the OIP and the Committee's proceedings and acts in such form and detail as the Committee may decide.

     3.2  Delegation by Committee.  Unless prohibited by applicable law or the
          -----------------------
applicable rules of a stock exchange, the Committee may allocate all or some of its responsibilities and powers to any one or more of its members. The Committee also may delegate all or some of its responsibilities and powers to any person or persons it selects. The Committee may revoke any such allocation or delegation at any time.

     3.3  Information to be Furnished to Committee.  In order for the Committee
          ----------------------------------------
to discharge its duties, it may require the Company, its Related Companies, Participants and other persons entitled to benefits under the Plan to provide it with certain data and information.

     3.4  Indemnification.  In addition to such other rights of indemnification
          ---------------
that they have as members of the Board or the Committee, the Company will indemnify the members of the Committee, to the extent permitted by applicable law, against reasonable expenses (including, without limitation, attorney's fees) actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the OIP or any Award awarded hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved to the extent required by and in the manner provided by the articles of incorporation or the bylaws of the Company relating to indemnification of the members of the Board) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to such matters as to which it is adjudged in such action, suit or proceeding that such Committee member or members did not act in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the Company.


                                   Section 4

                           STOCK SUBJECT TO THE PLAN

     4.1  Stock Subject to Awards.
          -----------------------

     Stock subject to Awards and other provisions of the OIP will consist of shares of Common Stock purchased by the Company in the open market.

     4.2  Shares of Common Stock Subject to Awards.
          ----------------------------------------

          (a) Maximum Number of Shares.   Subject to adjustment in accordance
              ------------------------
     with the provisions of Section 9, the maximum number of shares of Common Stock that may be issued under the OIP will be 600,000 shares of Common Stock.

          (b) The number of shares of Common Stock subject to Awards (other than Awards of Restricted Stock) which are forfeited, canceled or expired without the issuance of Common Stock shall again be available for issuance pursuant to new Awards made under the OIP.


                                   Section 5

                                 STOCK OPTIONS

     5.1  Stock Option Agreement.  When the Committee grants a Stock Option
          ----------------------
under the OIP, it will prepare (or cause to be prepared) a Stock Option Agreement that specifies the following terms:

          (a) the name of the Optionee;

          (b) the total number of shares of Common Stock to which the Stock Option pertains;

          (c) the Exercise Price of the Stock Option;

          (d) the date as of which the Committee granted the Stock Option;

          (e) the requirements that must be met for the Stock Option to first become exercisable;

          (f) whether Reload Options are available with respect to the Stock Option and if so, any limitations on the granting of or number of successive Reload Options that may be granted with regard to the Stock Option and any Reload Options under the Stock Option; and

          (g) the expiration date of the Stock Option.

     5.2  Maximum Award Per Year.  Subject to adjustment in accordance with
          ----------------------
Section 9 of the OIP, no more than 500,000 shares of Common Stock may be made subject to Stock Options granted during a calendar year to any one Optionee.

     5.3  Exercise Price.
          --------------

          (a) The Exercise Price of each Stock Option will be 100% of the Fair Market Value of a share of Common Stock as of the Pricing Date.

          (b) Notwithstanding any other provision of the OIP to the contrary (other than the provisions of Section 9.1 relating to adjustments due to certain corporate transactions), (i) the Exercise Price of a Stock Option may not be changed subsequent to the date of grant of the Stock Option, and
     (ii) a Stock Option may not be repriced subsequent to its date of grant by replacing, regranting or canceling the Stock Option.

     5.4  Exercisability.
          --------------

          (a) General Schedule.  Each Stock Option will become exercisable
              ----------------
     according to the schedule set forth in the applicable Stock Option Agreement; provided, however, that the Committee will always have the authority to accelerate the exercisability of any Stock Option granted under the OIP.

          (b) Accelerated Exercisability.  In the event of an Optionee's
              --------------------------
     termination of employment with the Company and all Related Companies under one of the following conditions, any outstanding Stock Options will become immediately exercisable and remain exercisable until the expiration date of the Stock Option:

              (i)    death;

              (ii) disability (as determined by the Committee in its sole discretion); or

              (iii) retirement under the terms of the AGL Resources Inc. Retirement Plan or any other retirement plan approved by the Board for that purpose.

     In addition, any outstanding Stock Option will become immediately exercisable and remain exercisable until the expiration date of the Stock Option upon a Change of Control of the Company.

     5.5  Expiration Date.
          ---------------

          (a) Original Expiration Date.  Unless the Committee specifies
              ------------------------
     otherwise in the Stock Option Agreement, subject to section (b) below, the term of a Stock Option granted under the OIP begins on the date of grant and ends ten years after the date of grant.

          (b) Accelerated Expiration Date.  Unless the Committee specifies
              ---------------------------
     otherwise in the Stock Option Agreement, a Stock Option granted under the OIP will expire upon the earliest to occur of the following:

              (i)    The Original Expiration Date of the Stock Option;

              (ii)   Death.  The one-year anniversary of the Optionee's death;
                     -----

              (iii)  Disability.  The one-year anniversary of the Optionee's
                     ----------
                     termination of employment with the Company and all Related Companies due to disability (as determined by the Committee in its sole discretion);

              (iv)  Retirement.  The one-year anniversary of the Optionee's
                    ----------
                    termination of employment with the Company and all Related Companies due to retirement under the terms of the AGL Resources Inc. Retirement Plan or any other retirement plan approved by the Board for that purpose; or

              (v)   Termination of Employment.  The date of the Optionee's
                    -------------------------
                    termination of employment with the Company and all Related Companies for any reason other than death, disability or retirement (as described above); provided, that if the Optionee's termination of employment is due to a layoff, office or operation closing, or other involuntary severance by the Company or Related Company (except for performance reasons), then the date sixty (60) days following the date of the Optionee's termination of employment.

     The Committee will always have the authority and discretion to extend the Expiration Date of any Stock Option as long as the extended Expiration Date is not later than the Original Expiration Date.

     5.6  Terms of Stock Option Exercise.  Unless the Committee specifies
          ------------------------------
otherwise in the Stock Option Agreement, an Optionee may exercise a Stock Option for less than the full number of shares of Common Stock subject to the Stock Option. However, such exercise may not be made for less than 100 shares or the total remaining shares subject to the Stock Option. The Committee may in its discretion specify other Stock Option terms, including restrictions on frequency of exercise and periods during which Stock Options may not be exercised.

     5.7  Payment of Exercise Price.  The Optionee must pay the full Exercise
          -------------------------
Price for shares of Common Stock purchased upon the exercise of any Stock Option at the time of such exercise by one of the following forms of payment:

          (a) cash;

          (b) by tendering unrestricted shares of Common Stock which have a Fair Market Value equal to the Exercise Price. The Optionee must have held the tendered shares of Common Stock for at least six months before their tender. The Optionee may tender shares of Common Stock either by attestation or by the delivery of a certificate or certificates for shares duly endorsed for transfer to the Company, and if required, with medallion level signature guarantee by a member firm of a national stock exchange, by a national or state bank, or by the Company's credit union (or guaranteed or notarized in such other manner as the Committee may require);

          (c) broker-assisted cashless exercise; or

          (d) any combination of the above forms or any other form of payment permitted by the Committee.

     5.8  Reload Options.  When the Committee grants a Stock Option, it will
          --------------
designate in the Stock Option Agreement whether a Reload Option accompanies such Stock Option and any limitations that will apply to the granting of the Reload Option or the number of successive Reload Options. The Committee, in its discretion, may grant one or more successive Reload Options to an Optionee who pays all or a portion of the Exercise Price of a Stock Option with shares of Common Stock. Notwithstanding the terms of any Stock Option, the Committee will grant Reload Options only to Participants who are actively employed by the Company or a Related Company at the time the grant is to be made. If the Committee has designated a Stock Option as having an accompanying Reload Option, the Committee will grant a Reload Option for the same number of shares as is tendered in payment of the Exercise Price (but not for shares tendered for tax or other withholding obligations) upon exercise of the Stock Option. The Reload Option will have the same terms and conditions as the related original Stock Option, including the expiration date of the original Stock Option, except that (i) the Exercise Price for a Reload Option will be the Fair Market Value of the Common Stock as of the date of grant of such Reload Option, and (ii) the Reload Option will become fully exercisable six months after its date of grant.

     5.9  Transferability.  Unless the Committee specifies otherwise in the
          ---------------
Stock Option Agreement, an Optionee may transfer Stock Options under the OIP only by will or by the laws of descent and distribution. After the death of an Optionee, only the executor or administrator of the Optionee's estate may exercise an outstanding Stock Option.

     5.10 Rights as a Shareholder.  An Optionee will first have rights as a
          -----------------------
shareholder of the Company with respect to shares of Common Stock covered by a Stock Option only when the Optionee has paid the Exercise Price in full and the shares have been issued to the Optionee.

                                   Section 6

                               RESTRICTED STOCK

     6.1  Restricted Stock Agreement.  When the Committee awards Restricted
          --------------------------
Stock under the OIP, it will prepare (or cause to be prepared) a Restricted Stock Agreement that specifies the following terms:

          (a)  the name of the Recipient;

          (b) the total number of shares of Common Stock to which the Award of Restricted Stock pertains;

          (c) the manner in which the Restricted Stock will become vested and nonforfeitable and a description of any restrictions applicable to the Restricted Stock; and

          (d) the date as of which the Committee awarded the Restricted Stock.

     6.2  Maximum Award Per Year.  Subject to adjustment in accordance with
          ----------------------
Section 9 of the OIP, no more than 50,000 shares of Restricted Stock may be awarded during a calendar year to any one Eligible Employee.

     6.3  Vesting.  Restricted Stock will become vested and nonforfeitable in
          -------
accordance with the vesting schedule and/or vesting requirements set forth in the applicable Restricted Stock Agreement. The Committee may determine, in accordance with Section 5 of the OIP, whether such vesting schedule and/or vesting requirements will conform with the requirements applicable to performance-based compensation under Code (S)162(m). Restricted Stock will become immediately vested and nonforfeitable upon a Change of Control of the Company. In addition, the Committee will always have the authority to accelerate vesting of any Restricted Stock awarded under this OIP.

     6.4  Termination of Employment.  Unless the Committee decides otherwise,
          -------------------------
all shares of Restricted Stock which remain subject to restriction upon the Recipient's termination of employment for any reason (including death, disability or retirement under the terms of the AGL Resources Inc. Retirement Plan or any other retirement plan approved by the Board for that purpose) will be forfeited as of the date of such termination of employment.

     6.5  Delivery of Restricted Stock.  The Company will issue the shares of
          ----------------------------
Restricted Stock within a reasonable period of time after execution of the
Restricted Stock Agreement.   As long as any restrictions apply to the
Restricted Stock, the shares of Restricted Stock shall be held by the Committee in uncertificated form in a restricted account.

     6.6  Transferability.  Unless the Committee specifies otherwise in the
          ---------------
Restricted Stock Agreement, a Recipient may not sell, exchange, transfer, pledge, hypothecate or otherwise dispose of shares of Restricted Stock awarded under this OIP while such shares are still subject to restriction.

     6.7  Effect of Restricted Stock Award.  Upon issuance of the shares of the
          --------------------------------
Restricted Stock, the Recipient will have immediate rights of ownership in the shares of Restricted Stock, including the right to vote the shares and the right to receive dividends with respect to the shares.


                                   Section 7

                                 PLAN OPERATION

     7.1  Certain Corporate Transactions.
          ------------------------------

          (a) Recapitalization.  If the Company is involved in a corporate
              ----------------
     transaction (including, without limitation, any recapitalization, reclassification, reverse or forward stock split, stock dividend, extraordinary cash dividend, merger, consolidation, split-up, spin-off, combination or exchange of shares) which constitutes a Change of Control, then the Committee will adjust Awards to preserve the benefits or potential benefits of the Awards as follows:

              (i) the Committee will take action to adjust the number and kind of shares of Common Stock that are issuable under the OIP;

              (ii) the Committee will take action to adjust the number and kind of shares of Common Stock subject to outstanding Awards;

              (iii) the Committee will take action to adjust the Exercise Price of outstanding Stock Options; and

              (iv) the Committee will make any other equitable adjustments.

     Only whole shares of Common Stock will be issued in making the above adjustments. Further, the number of shares available under the OIP or the number of shares of Common Stock subject to any outstanding Awards will be the next lower number of shares, so that fractions are rounded downward.
     If the Company issues any rights or warrants to subscribe for additional shares pro rata to holders of outstanding shares of the class or classes of stock then set aside for the OIP, then each Optionee will be entitled to the same rights or warrants on the same basis as holders of outstanding shares with respect to such portion of the Optionee's Stock Option as is exercised on or prior to the record date for determining shareholders entitled to receive or exercise such rights or warrants.

          (b) Reorganization. If the Company is part of any reorganization
              --------------
     involving merger, consolidation, acquisition of the stock or acquisition of the assets of the Company which requires shareholder approval but does not constitute a Change of Control, the Committee, in its discretion, may decide that:

              (i) any or all outstanding Stock Options granted under the OIP will pertain to and apply, with appropriate adjustment as determined by the Committee, to the securities of the resulting corporation to which a holder of the number of shares of the Common Stock subject to such Stock Option would have been entitled;

              (ii) any or all outstanding Stock Options granted under the OIP will become immediately fully exercisable (to the extent permitted under federal or state securities laws);

              (iii) any or all outstanding Stock Options granted under the OIP will become immediately fully exercisable (to the extent permitted under federal or state securities laws) and will be terminated after giving at least 30 days' notice to the Participants to whom such Stock Options have been granted; and/or

              (iv) any or all awards of Restricted Stock hereunder will become immediately fully vested and nonforfeitable.

          (c) Limits on Adjustments.  Any issuance by the Company of stock of
              ---------------------
     any class other than the Common Stock, or securities convertible into shares of stock of any class, will not affect, and no adjustment by reason thereof will be made with respect to, the number or price of shares of the Common Stock subject to any Stock Option, except as specifically provided otherwise in this OIP. The grant of Awards under the OIP will not affect in any way the right or authority of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate or dissolve, or to liquidate, sell or transfer all or any part of its business or assets. All adjustments the Committee makes under this OIP will be conclusive.

     7.2  Compliance with Other Laws and Regulations.  Distribution of shares of
          ------------------------------------------
Common Stock under the OIP will be subject to the following:

          (a) Notwithstanding any other provision of the OIP, the Company will not be required to issue any shares of Common Stock under the OIP unless such issuance complies with all applicable laws (including, without limitation, the requirements of the 1933 Act and Section 16 of the 1934
     Act) and the applicable requirements of any securities exchange or similar entity. For Reporting Persons, the Company believes that the OIP and all transactions under the OIP comply with all applicable conditions of Rule 16b-3 under the 1934 Act. If any provision of the OIP, or action by the Committee, fails to so comply, then the Committee will declare such provision or action null and void ab initio.

          (b) When the OIP provides for issuance of Common Stock, the Company may issue shares of Common Stock on a noncertificated basis as long as it is not prohibited by applicable law or the applicable rules of any stock exchange.

          (c) The Company may require a Participant to submit evidence that the Participant is acquiring shares of Common Stock for investment purposes.

     7.3  Tax Withholding.  The Participant must pay to the Company an amount
          ---------------
necessary to cover all applicable income tax and other withholdings before the Company will issue Common Stock under the OIP. The Participant may satisfy the withholding requirements by any one or combination of the following methods:

          (a) cash; or

          (b) withholding shares of Common Stock which are otherwise issuable as part of the Award.

     7.4  Limitation of Implied Rights.  The OIP is not a contract of
          ----------------------------
employment. A Participant will not have the right to be retained as an employee of the Company or any Related Company and will not have any right or claim under the OIP, unless such right or claim has specifically accrued under the terms of the OIP.

     7.5  Conditions of Participation in the OIP.  When the Committee makes an
          --------------------------------------
Award, it will require a Participant to enter into an Agreement in a form specified by the Committee, agreeing to the terms and conditions of the Award and to such additional terms and conditions, not inconsistent with the terms and conditions of the OIP, as the Committee may, in its sole discretion, prescribe. If there is a conflict between any provision of an Agreement and the OIP, the OIP will control.

     7.6  Evidence.  Anyone required to give evidence under the OIP may give
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such evidence by certificate, affidavit, document or other information which the person acting on the evidence considers pertinent, reliable and signed, made or presented by the proper party or parties.

     7.7  Amendment and Termination of the OIP and Agreements.  The Board may
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amend or terminate the OIP at any time.  No such amendment or termination will adversely affect, in
any way, the rights of individuals who have outstanding Awards unless such individuals consent to such amendment or termination. The Committee may amend any Agreement which it previously has authorized under the OIP if the amended Agreement is signed by the Company and the applicable Participant.

     7.8  Action by Company or Related Company.  The Board of Directors of the
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Company or any Related Company will take any action required or permitted to be taken by resolution.

     7.9  Gender and Number; Headings.  Words in any gender will include any
          ---------------------------
other gender, words in the singular will include the plural and the plural will include the singular. The headings in this OIP are for convenience of reference. Headings are not a part of the OIP and will not be considered in the construction of the OIP.

     7.10 Legal References.  Any reference in this OIP to a provision of law
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which is later revised, modified, finalized or redesignated, will automatically be considered a reference to such revised, modified, finalized or redesignated provision of law.

     7.11 Notices.  In order for a Participant or other individual to give
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notice or other communication to the Committee, the notice or other communication will be in the form specified by the Committee and delivered to the location designated by the Committee in its sole discretion.

     7.12 Governing Law.  The OIP is governed by and will be construed in
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accordance with the laws of the State of Georgia.



                ADOPTED BY BOARD OF DIRECTORS ON MARCH 20, 2001

           THIS PLAN HAS NOT BEEN SUBMITTED FOR SHAREHOLDER APPROVAL.